                                                                    EXHIBIT 99.1


     Entravision Communications Corporation
     Proforma Results - Reportable Figures
     2000 Quarters
     (unaudited, dollars in 000's)

     The following information represents the pro forma segment information, which includes all 2000 acquisitions as if we had owned them from January 1, 1999.

     Net Revenue                                                              Total         Total                 %
                              1Q          2Q          3Q          4Q           2000          1999                Chg
                              --          --          --          --           ----          ----                ---
     TV                            17,277      23,861      22,147      23,098      86,383        65,977             31%
     Radio                         14,325      19,645      19,248      17,799      71,017        57,114             24%
     Outdoor                        8,006      12,387      11,446       9,957      41,796        38,424              9%
     Print                          4,747       5,592       5,308       5,652      21,299        19,511              9%
                              ------------------------------------------------------------- -------------
     Reportable Total - 2000       44,355      61,485      58,149      56,506     220,495       181,026             22%

     Operating Expense (1)
                              1Q          2Q          3Q          4Q          TOTAL
                              --          --          --          --          -----
     TV                            11,416      13,624      12,953      14,504      52,497        41,119             28%
     Radio                          9,824      10,772      11,295      10,598      42,489        36,090             18%
     Outdoor                        5,359       7,164       6,527       5,711      24,761        23,847              4%
     Print                          4,265       4,675       4,609       4,880      18,429        17,317              6%
                              ------------------------------------------------------------- -------------
     Reportable Total - 2000       30,864      36,235      35,384      35,693     138,176       118,373             17%

     BROADCAST CASH FLOW (2)

                              1Q          2Q          3Q          4Q           TOTAL
                              --          --          --          --           -----
     TV                             5,861      10,237       9,194       8,594      33,886        24,858             36%
     Radio                          4,501       8,873       7,953       7,201      28,528        21,024             36%
     Outdoor                        2,647       5,223       4,919       4,246      17,035        14,577             17%
     Print                            482         917         699         772       2,870         2,194             31%
                              ------------------------------------------------------------- -------------
     Reportable total - 2000       13,491      25,250      22,765      20,813      82,319        62,653             31%

     EBITDA (3)
                              1Q          2Q          3Q          4Q           TOTAL
                              --          --          --          --           -----
     Total Corporate Exp            4,045       4,252       5,333       5,269      18,899        14,361             32%
                              ------------------------------------------------------------- -------------
     Reportable EBITDA - 2000       9,446      20,998      17,432      15,544      63,420        48,292             31%

(1) Operating expense includes direct operating, selling, general and administrative expenses. It does not include depreciation, amortization and non-cash stock-based compensation.

(2) Broadcast cash flow is defined as net revenues less station operating expenses.

(3)  EBITDA is defined as broacast cash flow less corporate expenses.